UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 10, 2016

CME Group Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-31553	36-4459170
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20 South Wacker Drive, Chicago, Illinois		60606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	312-930-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 10, 2016, CME Group Inc. (the "Company" or "CME Group") announced that Phupinder S. Gill, the Chief Executive Officer of the Company, has informed the Company’s Board of Directors that he is retiring from the organization and Board, at year end, December 31, 2016. At the Board’s request, Terry Duffy has assumed the expanded role of Chairman and Chief Executive Officer. Bryan Durkin, who is currently Chief Commercial Officer of the Company, has been named President of the Company. Mr. Gill will work with Messrs. Duffy and Durkin and the Company’s management team on the transition.

The Honorable Terrence A. Duffy, 58, has served as Executive Chairman and President of CME Group since 2012. Previously, Duffy served as Executive Chairman since July 2007. He served as Chairman of the Board of CME and CME Holdings since April 2002 and as Executive Chairman since October 2006, leading the Company through its strategic acquisitions of CBOT and NYMEX as well as CME’s initial public offering. He was Vice Chairman of the Board of CME Holdings Inc. from its formation in August 2001 and of the Board of CME from 1998 to April 2002. He was President of TDA Trading, Inc. from 1981 to 2002. Duffy currently serves as Co-Chair of the Mayo Clinic Greater Chicago Leadership Council. He also is Vice Chairman of the CME Group Foundation and President of the CME Group Community Foundation.

Bryan T. Durkin, 56, has served as Chief Commercial Officer of CME Group since 2014 and as Chief Operating Officer from 2007-2014. In these roles, he has had responsibility for the Company’s global operations, technology, product and business development, international growth and sales functions. As part of his responsibilities, he led the global company integrations following CME’s merger with CBOT in 2007 and NYMEX in 2008. Durkin previously held senior leadership roles at CBOT, including Executive Vice President and Chief Operating Officer. He serves on the Board of Directors of CME Europe and Bursa Malaysia Derivatives Berhad. He is a member of the COMEX Governors Committee, the CFTC’s Technology Advisory and Energy and Environmental Markets Advisory Committees. He also serves on the Boards of the CME Group Community Foundation and Misericordia.

Item 9.01 Financial Statements and Exhibits.

A copy of the press release announcing the above described changes is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CME Group Inc.

November 10, 2016	By:	Kathleen M. Cronin

Name: Kathleen M. Cronin
Title: Senior Managing Director, General Counsel & Assistant Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by CME Group Inc., dated November 10, 2016.